UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

November 1, 2011

Date of Report (Date of earliest event reported)

SOLTA MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33123	68-0373593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25881 Industrial Boulevard, Hayward, California 94545

(Address of principal executive offices, including zip code)

(510) 782-2286

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The sole purpose of this Amendment No. 1 to Current Report on Form 8-K (“Amendment No. 1”) of Solta Medical, Inc. (“Solta”), filed on November 2, 2011, regarding the acquisition of all issued and outstanding shares of common stock of Medicis Technologies Corporation (f/k/a LipoSonix, Inc.) (“LipoSonix”) from Medicis Pharmaceutical Corporation (“Medicis”), is to provide the financial statements of LipoSonix required by Item 9.01(a), the consent of independent auditors relating to those financial statements and the pro forma financial information required by Item 9.01(b). This Amendment No. 1 amends Item 9.01 to read in its entirety as set forth below.

Item 9.01. Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

The audited financial statements of LipoSonix as of and for the years ended December 31, 2009 and 2010 and the unaudited financial statements of LipoSonix as of and for the nine months ended September 30, 2010 and 2011 are filed hereto as Exhibit 99.1.

(b)	Pro forma financial information.

The unaudited pro forma financial information as of and for the nine months ended September 30, 2011 and for the year ended December 31, 2010 are filed hereto as Exhibit 99.2.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Auditors

99.1	Audited Financial Statements of Medicis Technologies Corporation.

99.2	Unaudited Pro Forma Condensed Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Solta Medical, Inc.

By:	/s/ John F. Glenn
John F. Glenn
Chief Financial Officer

Date: January 11, 2012